UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2022

KIMBELL TIGER ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41244	86-3513156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Taylor St. Suite 810

Fort Worth, Texas 76102

(Address of principal executive offices, including zip code)

(817) 945-9700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, and one-half of one warrant	TGR.U	The New York Stock Exchange
Class A Common stock, par value $0.0001 per share	TGR	The New York Stock Exchange
Warrants, exercisable for one share of Class A common stock at an exercise price of $11.50 per share	TGR.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On February 3, 2022, the Registration Statement on Form S-1, as amended (File No. 333-258260) (the “Registration Statement”), relating to the initial public offering (the “IPO”) of Kimbell Tiger Acquisition Corporation (the “Company”) was declared effective by the U.S. Securities and Exchange Commission (the “Commission”).

On February 8, 2022, the Company consummated its IPO of 23,000,000 units (the “Units”), including 3,000,000 Units that were issued pursuant to the underwriter’s exercise in full of its over-allotment option. The Units were issued pursuant to an underwriting agreement, dated February 3, 2022, between the Company, Kimbell Tiger Operating Company, LLC (“Opco”) and UBS Securities LLC (“UBS”). Each Unit had an offering price of $10.00 and consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”) and one-half of one redeemable warrant of the Company (each such whole warrant, a “Public Warrant”). Each Public Warrant entitles the holder thereof to purchase one share of Class A Common Stock at a price of $11.50 per share.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement:

•	An Underwriting Agreement, dated as of February 3, 2022, by and between the Company, Opco and UBS, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.
•	A Warrant Agreement, dated February 3, 2022, between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.
•	A Letter Agreement, dated February 3, 2022, among the Company, its officers and directors, and Kimbell Tiger Acquisition Sponsor, LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.
•	An Investment Management Trust Agreement, dated February 3, 2022, between the Company, Opco and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.
•	A Registration Rights Agreement, dated February 3, 2022, among the Company, the Sponsor, and certain other security holders named therein, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.
•	An Administrative Support Agreement, dated February 3, 2022, between the Company, Opco, the Sponsor, and Kimbell Royalty Operating, LLC, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.
•	A Private Placement Warrants Purchase Agreement, dated February 3, 2022, between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.
•	An Amended and Restated Limited Liability Company Agreement of Opco, dated February 3, 2022, by and among Opco and the members thereof, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.
•	A Form of Indemnification Agreement, dated February 3, 2022, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

On February 8, 2022, simultaneously with the closing of the IPO and pursuant to a separate Private Placement Warrants Purchase Agreement, dated February 3, 2022, by and between the Company and the Sponsor, the Company completed the private sale of an aggregate of 14,100,000 warrants (the “Private Placement Warrants”) to the Sponsor at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds of $14,100,000. Each Private Placement Warrant is exercisable to purchase for $11.50 one share of Class A Common Stock. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 3, 2022, Kimberly DeWoody and Fred N. Reynolds were appointed as members of the board of directors of the Company (the “Board”). The Board has determined that Ms. DeWoody and Mr. Reynolds are “independent directors” as defined in the New York Stock Exchange listing standards and applicable Commission rules and will serve on the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Ms. DeWoody will serve as chair of the Audit Committee, and Mr. Reynolds will serve as chair of the Compensation Committee and chair of the Nominating and Corporate Governance Committee.

Following the appointment of Ms. DeWoody and Mr. Reynolds, the Board is comprised of the following three classes: (i) the term of office of the first class of directors, Class I, consisting of Mr. Matthew S. Daly, will expire at the Company’s first annual meeting of stockholders; (ii) the term of office of the second class of directors, Class II, consisting of Mr. R. Davis Ravnaas and Mr. Reynolds, will expire at the Company’s second annual meeting of stockholders; and (iii) the term of office of the third class of directors, Class III, consisting of Mr. Robert D. Ravnaas and Ms. DeWoody, will expire at the Company’s third annual meeting of stockholders.

On February 3, 2022, the Company entered into indemnification agreements with Zachary M. Lunn, Robert D. Ravnaas, R. Davis Ravnaas, Matthew S. Daly, R. Blayne Rhynsburger, Kimberly DeWoody, and Fred N. Reynolds that require the Company to indemnify each of them to the fullest extent permitted by applicable law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. In addition, on February 3, 2022, each director entered into the Letter Agreement.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the indemnity agreement and the Letter Agreement do not purport to be complete and are qualified in their entireties by reference to the full text of the form of indemnity agreement and the Letter Agreement, copies of which are filed as Exhibit 10.1 hereto and Exhibit 10.7 hereto to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 3, 2022, in connection with the IPO, the Company adopted its Amended and Restated Certificate of Incorporation (the “Amended & Restated Charter”), effective the same day. The terms of the Amended & Restated Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended & Restated Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01 Other Events

Of the net proceeds of the IPO and the sale of the Private Placement Warrants, $236,900,000, including $8,100,000 of deferred underwriting discounts and commissions, has been deposited into a U.S. based trust account at J.P. Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to pay tax obligations of either the Company or Opco, the proceeds from the IPO and the portion of proceeds from the sale of the Private Placement Warrants held in the trust account will not be released from the trust account until the earliest to occur of: (a) the completion of the Company’s initial business combination (including the release of funds to pay any amounts due to any public stockholders who properly exercise their redemption rights in connection therewith); (b) the redemption of any public shares (other than sponsor shares) properly submitted in connection with a stockholder vote to approve an amendment to the Company’s Amended & Restated Charter (i) in a manner that would affect the substance or timing of the Company’s obligation to redeem 100% of the public shares if it does not complete an initial business combination within 15 months from the closing of this offering (or up to 21 months, if the sponsor exercises its extension options (as described in the Registration Statement)) or (ii) with respect to any other provision relating to the rights of holders of the Class A Common Stock or pre-initial business combination activity; and (c) the redemption of the public shares and any Class A units of Opco (other than those held by the Company) if the Company does not complete its business combination within 15 months from the closing of the IPO (or up to 21 months, if the sponsor exercises its extension options), subject to applicable law. As used here, “public shares” are shares of the Company’s Class A Common Stock sold as part of the units in this offering (whether they are purchased in this offering or thereafter in the open market) and, unless otherwise stated herein, the 2,500 shares of the Class A Common Stock forming part of the Sponsor shares.

On February 3, 2022, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On February 8, 2022, the Company issued a press release announcing the consummation of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d)       Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description of Exhibits
1.1	Underwriting Agreement, dated as of February 3, 2022, by and between the Company, Opco and UBS.
3.1	Amended and Restated Certificate of Incorporation, dated February 3, 2022, of the Company.
4.1	Warrant Agreement, dated February 3, 2022, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated February 3, 2022, among the Company, its officers and directors, and the Sponsor.
10.2	Investment Management Trust Agreement, dated February 3, 2022, between the Company, Opco and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated February 3, 2022, among the Company, the Sponsor, and certain other security holders named therein.
10.4	Administrative Support Agreement, dated February 3, 2022, between the Company, Opco, the Sponsor, and Kimbell Royalty Operating, LLC.
10.5	Private Placement Warrants Purchase Agreement, dated February 3, 2022, between the Company and the Sponsor.
10.6	Amended and Restated Limited Liability Company Agreement of Opco, dated February 3, 2022.
10.7	Form of Indemnification Agreement, dated February 3, 2022 (incorporated by reference to Exhibit 10.8 to the Company’s Registration Statement on Form S-1, as amended (File No. 333-258260), filed on January 28, 2022).
99.1	Press Release, dated February 3, 2022, announcing the pricing of IPO.
99.2	Press Release, dated February 8, 2022, announcing the consummation of IPO.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kimbell Tiger Acquisition Corp.

Date: February 8, 2022	By:	/s/ Zachary M. Lunn
	Name:	Zachary M. Lunn
	Title:	President and Chief Executive Officer